UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2007
Date of Report (Date of earliest event reported)

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
4538 S. 140th Street, Omaha, Nebraska 68137
(Address of principal executive offices, including Zip Code)

(402) 614-0258
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (the “Amended Current Report”) amends the Current Report on Form 8-K  filed by the Company with the Securities and Exchange Commission (“SEC”) on December 11, 2007 (the “Report”) to include the following information:

1.            The termination of the previous independent accountants

Section 1 – Registrants Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

(a) On October 17, 2007 Gabriel Technologies Corporation (the “Company”) entered into a Units Purchase Agreement with Elliott Broidy, Richard Selby, James H. Zukin, Bradley H. Mindlin, Lars Hens, Matan Caspy, Norman F. Siegel, Trustee of the Norman F. Siegel Living Trust dated July 26, 2005, as amended, Bradley H. Mindlin, trustee of the Broidy Siblings United Trust FBO Rachel Golda Broidy, Bradley H. Mindlin, trustee of the Broidy Siblings United Trust FBO Lauren Hannah Broidy, and Bradley H. Mindlin, trustee of the Broidy Siblings United Trust FBO Nathaniel David Broidy (hereinafter collectively referred to as “Buyer”) for the for the sale of Class A Membership Units (the “Units”) of Resilent, LLC, a Nebraska limited liability company, (the “Agreement”).  Pursuant to the Agreement, the Company sold 9,368 Units to Buyer for $40.00 per unit, for a total of $374,720.  A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K/A.

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountants

(i) On December 13, 2007 Gabriel Technologies Corporation (the "Company") formerly dismissed Williams & Webster, P.S. ("W&W") as its independent registered public accounting firm. The decision to dismiss W&W was approved by the Board of Directors of the Company.  The Company had discussed the with W& W their possible termination by the Company as early as October 1 2007, but failed to formerly discharge W&W until December 13, 2007.

(ii) Except for a “Going Concern” disclaimer issued by W&W in connection with the audit of the Company’s financial statements for each of the two prior fiscal years ended June 30, 2006 and June 30, 2005, respectively, the reports of W&W on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) In connection with its audits for the two most recent fiscal years and up to the date of this Current Report, there have been no disagreements with W&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of W&W would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years the former accountant did not advise the Company with respect to items listed in Regulation S-B Item 304(a)(1)(iv)(B)).

(v) The Company has furnished a copy of the above disclosures to W&W and has requested that W&W furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) New independent accountants

The Company engaged HJ & Associates, L.L.C. (“HJ&A”) as its new independent accountants as of October 16, 2007. During the two most recent fiscal years and through the date of this Current Report, the Company has not consulted with HJ&A regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that  HJ&A concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Section 8 – Other Events
Item 8.01 Other Events.

On October 1, 2007 Gabriel Technologies Corporation engaged Sichenzia Ross Friedman Ference LLP (“SRFF”) as their securities counsel.  SRFF has been providing myriad companies with experienced, professional representation in all matters involving the securities industry since 1998.  SRFF’s website can be accessed at http://www.srff.com.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired
None
(b)   Pro Forma Financial Information
 None
(d) Exhibits

Exhibit Number	Description
10.1	Units Purchase Agreement dated October 17, 2007 (incorporated by reference to Form 8-K filed on December 11, 2007).
16.1	Letter of Williams & Webster, P.S. dated December 27, 2007 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Dated: January 2, 2008	By:	/s/ Ronald E. Gillum, Jr.
Name: Ronald E. Gillum, Jr.
Title: President and Chief Operating Officer